UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 5, 2007
Date of Report (Date of earliest event reported)
BIOLASE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-19627 (Commission File Number)	87-0442441 (IRS Employer Identification Number)
4 Cromwell
Irvine, California 92618
(Address of principal executive offices)(Zip Code)
(949) 361-1200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 1.02 Termination of a Material Definitive Agreement.
     The information set forth below under Item 5.02(b) is incorporated into this Item 1.02 by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.
     (b) Termination of Jeffrey W. Jones; Termination of Keith G. Bateman
     On November 6, 2007, BIOLASE Technology, Inc. (“Biolase”) issued a press release announcing that, effective November 5, 2007, it had terminated Jeffrey W. Jones from his positions as Chief Executive Officer and President of Biolase and terminated Keith G. Bateman from his position as Executive Vice President, Global Sales and Marketing.
     (c) Appointment of Federico Pignatelli as Interim Chief Executive Officer and President
     On November 6, 2007, Biolase issued a press release announcing that, effective November 5, 2007, it had appointed Federico Pignatelli as interim Chief Executive Officer and President of Biolase. Mr. Pignatelli will receive $1 as consideration for his service as interim Chief Executive Officer and President of Biolase.
     Mr. Pignatelli is currently a member of the Board of Directors of Biolase, where he serves as Chairman Emeritus. From 1994 until March 2006, Mr. Pignatelli served as Chairman of our Board. He has served as a director since 1991. He is the Founder, and has served as President of Art & Fashion Group since 1992. Art & Fashion Group is a holding company of an array of businesses providing services to the advertising industry, including the world’s largest complex of digital and film still photography studios for production and post-production. Previously, Mr. Pignatelli was a Managing Director at Gruntal & Company, an investment banking and brokerage firm, and was a Managing Director of Ladenburg, Thalmann & Co., another investment banking and brokerage firm.
     There is no arrangement or understanding pursuant to which Mr. Pignatelli was selected as interim Chief Executive Officer and President, and there are no related party transactions between Biolase and Mr. Pignatelli reportable under Item 404(a) of Regulation S-K.
     A copy of the press release announcing Mr. Jones’s termination, Mr. Bateman’s termination, the appointment of Mr. Pignatelli and certain other matters is furnished as Exhibit 99.1 and incorporated into this Item 5.02 by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
          99.1 Press Release of BIOLASE Technology, Inc., dated November 6, 2007.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLASE TECHNOLOGY, INC.
Date: November 9, 2007	By:	/s/ RICHARD L. HARRISON
Richard L. Harrison
Executive Vice President, Chief Financial Officer & Secretary

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of BIOLASE Technology, Inc., dated November 6, 2007.

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